UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 12, 2022

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2022, Mullen Automotive Inc. (the “Company”) entered into a Firm Order Agreement (the “Agreement”) with Randy Marion Isuzu, LLC (“RMI”) pursuant to which RMI agreed during the period ending on December 31, 2023 (unless terminated earlier pursuant to the terms of the Agreement) to purchase a total of not less than 6,000 units of the initial production 6,800 units of the vehicles manufactured and produced by the Company. Contemporaneous with the execution of the Agreement, RMI issued a purchase order for 1,000 vehicles and agreed to issue another purchase order on or before May 1, 2023 for no less than 1,000 vehicles. All additional purchase orders required to fulfill the order requirement are required to be issued no later than August 1, 2023. Products and vehicles with less than 500 miles that are not sold after 12 months can be returned to the Company at original pricing, subject to certain conditions. The Agreement may be terminated, among other reasons, if RMI ceases to be an authorized Mullen dealer or fails to function in the ordinary course of business or maintain its dealership facilities, voluntary or involuntary bankruptcy, RMI’s conduct adversely affects the Company, or an impairment of RMI’s reputation or financial standing.

Item 7.01	Regulation FD Disclosure.

On December 15, 2022, the Company issued a press release announcing the Firm Order Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1†	Firm Order Agreement dated December 12, 2022, between Randy Marion Isuzu, LLC and the Company
99.1	Press Release dated December 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain schedules and exhibits to this exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). A copy of any omitted schedule and exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: December 15, 2022	By:	/s/ David Michery
David Michery
Chief Executive Officer